Transamerica Advisors
Life Insurance Company of New York
Administrative Office:
4333 Edgewood Road NE Cedar Rapids, IA 52499

September 28, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity - Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended July 31, 2012, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.:  811-06730

American Funds – The Income Fund of America, Inc., SEC File No.:  811-01880

Davis New York Venture Fund, Inc., SEC File No.:  811-01701

Putnam Voyager Fund, SEC File No.:  811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith
Darin Smith
Vice President